Western Union Fourth Quarter 2011 Earnings Webcast & Conference Call February 7, 2012 Exhibit 99.2

Mike Salop Senior Vice President, Investor Relations

Safe Harbor

This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,”
“believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,”
“would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,”
“Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the
“Risk Factors” section and throughout the Annual Report on Form 10-K for the year ended December 31, 2010. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following:  changes in immigration laws, patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; the failure by us, our agents or their subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering, terrorist financing and anti-competitive behavior, and/or changing regulatory or enforcement interpretations of those laws; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated there-under; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code and governmental or judicial interpretations thereof; changes in general economic conditions and economic conditions in the regions and industries in which we operate; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole; interruptions of United
States government relations with countries in which we have or are implementing material agent contracts; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the realization of anticipated financial benefits from these acquisitions; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; failure to comply with the settlement agreement with the State of Arizona; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; deterioration in consumers' and clients' confidence in our business, or in money transfer and payment service providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-
performance by our banks, lenders, other financial services providers or insurers; any material breach of security of or interruptions in any of our systems; our ability to attract and retain qualified key employees and to manage our workforce successfully; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; adverse rating actions by credit rating agencies; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and Internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; cessation of various services provided to us by third-party vendors; our ability to resolve tax matters consistent with our reserves; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; significantly slower growth or declines in the money transfer market and other markets in which we operate; adverse consequences from our spin-off from First Data Corporation; decisions to change our business mix; catastrophic events; and management's ability to identify and manage these and other risks.

Hikmet Ersek President & Chief Executive Officer

WESTERN UNION

WESTERN UNION

moving money for better

IRS

Travelex worldwide money

finint

Angelo Costa

eBillme

2011 Highlights

Increased EPS
guidance
$0.06
Launched
WU
Ventures,
E-channels
35% Rev
Growth
Completed
$800 Million
Share
Repurchase,
$200 Million
Dividends
Acquired
Completed
Restructuring
Agent
Locations
reach
~485,000
MasterCard
Prepaid & MT
Partnership
Resolved
IRS tax
issue
Evolved Brand
Announced
$1B buy-back
authorization
2011

WESTERN UNION

MOVING MONEY FOR BETTER
Global Consumer Financial Services
Ventures
Business Solutions

Focus on Execution
Global Consumer Financial
Services
C2C and Consumer Bill Pay
Western Union Ventures
WU.com, Prepaid/Stored
Value, Mobile
New products and services
Western Union Business
Solutions
B2B

Higher Net Worth
800M - 1B, Financially savvy, High Value to FI's
800M-1B
Underserved
Limited banking services, Low Value to FI's
700-900M
Unbanked
Have no access to FI's, Do not have bank account or card products
650-850M
Below the Poverty Line
Less than $2/USD per day income
1.5-2.5B
WESTERN UNION
Potential Consumers
Includes 214M migrants and 300M receiver family members

SOURCE: McKinsey & Co., October 2009;  CGAP, 2009; C.K. Prahalad, 2004; Hammond et all, 2007; World Bank 2009,  Company analysis
2 Billion Consumers Worldwide

Our objective: To be the premier financial
service provider for the underserved
The underserved – More than just the immigrant population

Global Consumer Financial Services Transition from a transaction based company to consumer-centric organization Increase loyalty and add new consumers Accelerate network expansion in 2012 8

Electronic Channels
Digital business headquartered in San Francisco
Investing in people and technology to redesign
consumer experience, offer multiple funding and
receive options, and optimize risk mitigation
Grow Westernunion.com from over $100 million in
revenues to over $500 million in revenues by 2015

Western Union Business Solutions
Focus on growth and integration of Travelex Global
Business Payments (TGBP)
Ended the year with approximately 100,000
customers in 23 countries, including over 500
financial institutions
Significant opportunity to increase market share
Adding sales resources
Expanding with verticals and on-line partners
Utilizing money transfer agents in certain countries

Global Consumer Financial Services
Strong foundation and brand
Expand global network
Western Union Ventures
Build a world class digital business
Western Union Business Solutions
Integrate and grow B2B

Positioned for Growth

Scott Scheirman Executive Vice President & Chief Financial Officer

Revenue

($ in millions)
$1,357 $1,431
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.
Consolidated revenue up
5%, or up 6% constant
currency adjusted*
Excluding TGBP up 3%, or 4%
constant currency*
Transaction fees increased
2%
Foreign exchange revenue
increased 20%
TGBP acquisition aided FX
revenue
$1,058
$1,082
$268
$322
31
$27
Q4 2010 Q4 2011
Transaction Fee Foreign Exchange Other
$

C2C Transactions
(millions)
C2C revenue growth of 3%
reported and constant currency*
Total Q4 Western Union cross-
border principal of $19 billion
Increased 2% on a reported basis
Increased 3% constant currency*
Principal per transaction
Declined 2% on a reported basis
Down 1% constant currency basis*
Consumer-to-Consumer
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.
56
59
Q4 2010 Q4 2011
+5%

Consumer-to-Consumer

Revenue Transactions
Q4 2011
2% 3%
Europe, Middle East, Africa, S. Asia
43% of Western Union revenue
Reported revenue growth moderated from Q3 due to currency and challenges in Southern Europe and Russia
U.K., France, and Germany performed well
India grew revenue 12% and transactions 15%

Revenue
Transactions
Americas 3% 6%
31% of Western Union revenue
Domestic money transfer grew revenue 7% and transactions 11%
Mexico revenue declined 1% while transactions increased 1%
U.S. outbound revenue growth improved from Q3
Q4 2011
Consumer-to-Consumer

Revenue Transactions
Asia Pacific
6% 8%
9% of Western Union revenue
Philippines delivered growth similar to Q3 and Australia delivered solid growth, though not as strong as Q3
China revenue down 5% and transactions grew 1%
Q4 2011
Consumer-to-Consumer

+5%
+3%
+3%
Transaction Growth
Price Reductions
Other Mix
Constant Currency Revenue Growth*
Currency Impact
Reported Revenue Growth

C2C Transaction and Revenue Growth 18 Q4 2011 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Electronic Channels & Prepaid Q4 Highlights
Account-based money transfer
Over 40% transaction growth
Agreements in place with over 80 banks globally
Westernunion.com
Transactions increased by over 30%
Over 40% transaction growth in international markets
Prepaid
Nearly 1.5 million prepaid cards in force in the U.S.
Retail distribution at over 15,000 locations

Electronic Channels Revenue Growth 36%

Global Business Payments

Revenue
Global Business Payments 24%
16% of Western Union revenue
Business Solutions revenue growth of 13% excluding TGBP
Consumer Bill Payments revenue increased 2%
Q4 2011

Operating Margin – Q4
GAAP
Excluding
Restructuring*
Operating margin excluding
restructuring expense improved
50 basis points*
• Benefits from revenue
leverage, restructuring
savings, Durbin, and lower
marketing expense
• TGBP results negatively
impacted 4Q margin by 100
basis points
• Deal costs related to TGBP of
$9 million in 4Q11
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.
23.7%
25.0%
24.5%
25.0%

Operating Margin – Full Year
GAAP
Excluding
Restructuring*
Operating margin excluding
restructuring relatively flat*
• Benefits from restructuring
savings and revenue
leverage offset by foreign
exchange, spending on
initiatives, and acquisition
deal costs
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.
25.0%
25.2%
26.2%
26.1%

EPS – Q4

Other income gains
Gain of $20 million relating to the revaluation of the Company’s previous ownership position in Finint and $21 million on foreign currency forward contracts related primarily to the acquisition of Travelex Global Business Payments
Tax agreement
Benefit of approximately $205 million related to the agreement with the IRS
Effective tax rate 29.8% excluding the tax benefit*
Q4 EPS $0.73, or $0.40 excluding tax benefit*
Compared to $0.37, or $0.38 excluding restructuring charges in Q4 2010*
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

C2C Operating Margin – Q4
C2C 83% of total company revenue
Operating margin increased 100 basis
points from prior year
•
Benefits from restructuring savings
and revenue leverage
27.0%
28.0%
Q4 2010
Q4 2011

Global Business Payments
Operating Margin – Q4
GBP 16% of total company
revenue
Operating margin improvement
Revenue leverage, restructuring
savings, Durbin benefit, lower
integration and investment
spending in WUBS
13.3%
17.5%
Q4 2010
Q4 2011

Financial Strength
2011
Cash Flow from Operations $1.2 billion
Capital Expenditures $163 million
Stock Repurchases $800 million
Dividends Paid $194 million
Cash Balance, Dec. 31, 2011 $1.4 billion
Debt Outstanding, Dec. 31, 2011 $3.6 billion

2012 Outlook - Revenues

Constant currency revenue growth in the range of 6% to 8%*,
including 4% benefit from a full year of TGBP
GAAP revenue growth 2% lower than constant currency
Consumer-to-consumer trends expected to be similar to fourth quarter 2011
Western Union Business Solutions approximately low double-digit constant currency revenue growth compared to pro-forma 2011
results
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

2012 Outlook - Margins

Operating margins expected to be similar to 2011
GAAP operating margin of approximately 25%, compared to 25.2% in 2011
Operating margin excluding TGBP integration costs of approximately 26%, compared to 26.2%, excluding TGBP integration costs and restructuring expenses in 2011*
Benefits from revenue growth, currency hedges, Durbin, lower deal costs, and approximately $15 million additional restructuring savings
Offsets from increased intangibles amortization (approximately $40 million), digital infrastructure (approximately $35 million), and other investments
EBITDA margin of approximately 30%, excluding TGBP integration costs, compared to 29.6% in 2011, excluding TGBP integration costs and restructuring expenses*
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

2012 Outlook – EPS

Net Other Expense expected to increase due to $71 million of non-
recurring acquisition related gains in 2011
Effective tax rate in a range of 16% to 17%
GAAP EPS in a range of $1.65 to $1.70, or $1.70 to $1.75 excluding
TGBP integration expense*
Compares to $1.57 in 2011 excluding tax benefit and restructuring expenses*
Increase driven by revenue growth and lower effective tax rate, partially offset by non-
recurring gains in Other Income / Expense in 2011
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

2012 Outlook – Cash Flow

GAAP cash flows from operations in range of $1.0 billion to $1.1 billion, or $1.2 billion to $1.3 billion excluding estimated tax payments of approximately $200 million related to the IRS agreement*
Capital expenditures in a range of 4% to 5% of revenue due to key agent renewals, expected new signings, and investments in
Westernunion.com and technology
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Questions & Answers

Appendix Fourth Quarter 2011 Earnings Webcast & Conference Call February 7, 2012 32

Non-GAAP Measures

Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change excluding TGBP, revenue change constant currency adjusted, revenue change currency adjusted and excluding TGBP, operating income margin excluding restructuring, operating income margin excluding restructuring and TGBP integration expense, EBITDA margin excluding restructuring and TGBP integration expense, earnings per share restructuring adjusted, earnings per share restructuring and IRS agreement adjusted, consumer-to-consumer segment revenue change constant currency adjusted, principal per transaction change constant currency adjusted, cross-border principal change constant currency adjusted, international revenue change constant currency adjusted, international principal per transaction change constant currency adjusted, effective tax rate restructuring and IRS agreement adjusted, 2012 revenue change outlook constant currency adjusted, 2012 operating income margin outlook TGBP integration expense adjusted, 2012 EBITDA margin outlook TGBP integration expense adjusted, 2012 earnings per share outlook TGBP integration expense adjusted, and 2012 operating cash flow outlook IRS agreement adjusted.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures financial to the most directly comparable GAAP financial measures is included below.

Reconciliation of Non-GAAP Measures

4Q10 FY2010 1Q11 2Q11 3Q11 4Q11 FY2011
Consolidated Metrics
Revenues, as reported (GAAP) 1,357.0 $      5,192.7 $      1,283.0 $      1,366.3 $      1,410.8 $      1,431.3 $      5,491.4 $
Reversal of TGBP revenues, including foreign currency translation impact (a) N/A N/A N/A N/A N/A (35.2) (35.2)
Foreign currency translation impact (b) 18.5 36.8 2.3 (32.5) (18.2) 10.4 (38.0)
Revenues, constant currency adjusted, excl. TGBP 1,375.5 $      5,229.5 $      1,285.3 $      1,333.8 $      1,392.6 $      1,406.5 $      5,418.2 $
Prior year revenues, as reported (GAAP) 1,314.0 $      5,083.6 $      1,232.7 $      1,273.4 $      1,329.6 $      1,357.0 $      5,192.7 $
Revenue change, as reported (GAAP) 3% 2% 4% 7% 6% 5% 6%
Revenue change, excl. TGBP N/A N/A N/A N/A N/A 3% 5%
Revenue change, constant currency adjusted 5% 3% 4% 5% 5% 6% 5%
Revenue change, constant currency adjusted, excl. TGBP N/A N/A N/A N/A N/A 4% 4%
Operating income, as reported (GAAP) 322.1 $        1,300.1 $      312.9 $        350.7 $        363.0 $        358.4 $        1,385.0 $
Reversal of restructuring and related expenses (c) 11.0 59.5 24.0 8.9 13.9 - 46.8
Reversal of TGBP intergration expense (g) N/A N/A N/A N/A N/A 4.8 4.8
Operating income, excl. restructuring and TGBP integration expense 333.1 $        1,359.6 $      336.9 $        359.6 $        376.9 $        363.2 $        1,436.6 $
Operating income margin, as reported (GAAP) 23.7% 25.0% 24.4% 25.7% 25.7% 25.0% 25.2%
Operating income margin, excl. restructuring 24.5% 26.2% 26.3% 26.3% 26.7% 25.0% 26.1%
Operating income margin, excl. restructuring and TGBP integration expense N/A N/A N/A N/A N/A 25.4% 26.2%
Operating income, as reported (GAAP) 322.1 $        1,300.1 $      312.9 $        350.7 $        363.0 $        358.4 $        1,385.0 $
Reversal of depreciation and amortization (d) 45.4 175.9 44.7 46.6 45.9 55.4 192.6
EBITDA (d) 367.5 $        1,476.0 $      357.6 $        397.3 $        408.9 $        413.8 $        1,577.6 $
Reversal of restructuring and related expenses excluding accelerated depreciation (c) 10.5 58.6 23.4 8.2 13.9 - 45.5
Reversal of TGBP intergration expense (g) N/A N/A N/A N/A N/A 4.8 4.8
EBIDTA, excl. restructuring and TGBP integration expense 378.0 $        1,534.6 $      381.0 $        405.5 $        422.8 $        418.6 $        1,627.9 $
EBIDTA margin 27.1% 28.4% 27.9% 29.1% 29.0% 28.9% 28.7%
EBIDTA margin, excl. restructuring and TGBP integration expense 27.9% 29.6% 29.7% 29.7% 30.0% 29.2% 29.6%
Net income, as reported (GAAP) 242.6 $        909.9 $        210.2 $        263.2 $        239.7 $        452.3 $        1,165.4 $
Reversal of restructuring and related expenses, net of income tax benefit (c) 7.4 39.3 16.4 5.9 9.7 - 32.0
Net income, restructuring adjusted 250.0 $        949.2 $        226.6 $        269.1 $        249.4 $        452.3 $        1,197.4 $
Reversal of IRS agreement tax provision benefit (e) N/A N/A N/A N/A N/A (204.7) (204.7)
Net income, restructuring and IRS agreement adjusted 250.0 $        949.2 $        226.6 $        269.1 $        249.4 $        247.6 $        992.7 $
Reversal of TGBP integration expense, net of income tax benefit (g) N/A N/A N/A N/A N/A 3.1 3.1
Net income, restructuring, IRS agreement and TGBP integration expense adjusted 250.0 $        949.2 $        226.6 $        269.1 $        249.4 $        250.7 $        995.8 $
0.37 $          1.36 $          0.32 $          0.41 $          0.38 $          0.73 $          1.84 $
0.01 0.06 0.03 0.01 0.02 - 0.05
0.38 $          1.42 $          0.35 $          0.42 $          0.40 $          0.73 $          1.89 $
N/A N/A N/A N/A N/A (0.33) (0.32)
0.38 $          1.42 $          0.35 $          0.42 $          0.40 $          0.40 $          1.57 $
N/A N/A N/A N/A N/A - -
0.38 $          1.42 $          0.35 $          0.42 $          0.40 $          0.40 $          1.57 $
658.4 668.9 652.1 635.8 627.1 621.7 634.2
Diluted earnings per share ("EPS"), as reported (GAAP) ($ - dollars)
Impact from restructuring and related expenses, net of income tax benefit (c) ($ - dollars)
Diluted EPS, restructuring adjusted ($ - dollars)
Impact from IRS agreement tax provision benefit (e) ($ - dollars)
Diluted EPS, restructuring and IRS agreement adjusted ($ - dollars)
Impact from TGBP integration expense, net of income tax benefit (g) ($ - dollars)
Diluted EPS, restructuring, IRS agreement and TGBP integration expense adjusted ($ - dollars)
Diluted weighted-average shares outstanding

Reconciliation of Non-GAAP Measures

4Q10 FY2010 1Q11 2Q11 3Q11 4Q11 FY2011
Consumer-to-Consumer Segment
Revenues, as reported (GAAP) 1,151.8 $      4,383.4 $      1,078.1 $      1,155.1 $      1,193.3 $      1,181.9 $      4,608.4 $
Foreign currency translation impact (b) 18.0 32.3 2.2 (31.4) (17.9) 8.0 (39.1)
Revenues, constant currency adjusted 1,169.8 $      4,415.7 $      1,080.3 $      1,123.7 $      1,175.4 $      1,189.9 $      4,569.3 $
Prior year revenues, as reported (GAAP) 1,113.7 $      4,300.7 $      1,030.2 $      1,073.1 $      1,128.3 $      1,151.8 $      4,383.4 $
Revenue change, as reported (GAAP) 3% 2% 5% 8% 6% 3% 5%
Revenue change, constant currency adjusted 5% 3% 5% 5% 4% 3% 4%
356 $           355 $           360 $           365 $           366 $           349 $           360 $
5 1 (1) (14) (11) 2 (6)
361 $           356 $           359 $           351 $           355 $           351 $           354 $
365 $           363 $           357 $           351 $           355 $           356 $           355 $
Principal per transaction change, as reported (3)% (2)% 1% 4% 3% (2)% 1%
Principal per transaction change, constant currency adjusted (1)% (2)% 1% 0% 0% (1)% 0%
18.1 $          68.6 $          17.1 $          18.6 $          19.0 $          18.5 $          73.2 $
0.3 0.3 - (0.8) (0.6) 0.2 (1.2)
18.4 $          68.9 $          17.1 $          17.8 $          18.4 $          18.7 $          72.0 $
17.1 $          65.0 $          16.1 $          16.8 $          17.6 $          18.1 $          68.6 $
Cross-border principal change, as reported 6% 6% 7% 10% 8% 2% 7%
Cross-border principal change, constant currency adjusted 7% 6% 6% 6% 5% 3% 5%
International revenues, as reported (GAAP) 972.4 $        3,669.2 $      901.7 $        962.9 $        995.7 $        995.5 $        3,855.8 $
Foreign currency translation impact (b) 18.4 35.0 2.6 (30.7) (17.4) 7.5 (38.0)
International revenues, constant currency adjusted 990.8 $        3,704.2 $      904.3 $        932.2 $        978.3 $        1,003.0 $      3,817.8 $
Prior year international revenues, as reported (GAAP) 943.4 $        3,559.7 $      862.0 $        890.8 $        944.0 $        972.4 $        3,669.2 $
International revenue change, as reported (GAAP) 3% 3% 5% 8% 5% 2% 5%
International revenue change, constant currency adjusted 5% 4% 5% 5% 4% 3% 4%
386 $           382 $           390 $           399 $           401 $           381 $           393 $
7 2 (2) (18) (13) 3 (8)
393 $           384 $           388 $           381 $           388 $           384 $           385 $
390 $           386 $           381 $           376 $           384 $           386 $           382 $
(1)% (1)% 2% 6% 4% (1)% 3%
1% (1)% 2% 1% 1% (1)% 1%
International principal per transaction, as reported ($ - dollars)
Foreign currency translation impact (b) ($ - dollars)
International principal per transaction, constant currency adjusted ($ - dollars)
Prior year international principal per transaction, as reported ($ - dollars)
International principal per transaction change, as reported
International principal per transaction change, constant currency adjusted
Cross-border principal, as reported ($ - billions)
Foreign currency translation impact (b) ($ - billions)
Cross-border principal, constant currency adjusted ($ - billions)
Principal per transaction, as reported ($ - dollars)
Foreign currency translation impact (b) ($ - dollars)
Principal per transaction, constant currency adjusted ($ - dollars)
Prior year principal per transaction, as reported ($ - dollars)
Prior year principal per transaction, as reported ($ - dollars)

Reconciliation of Non-GAAP Measures

2011 Effective Tax Rate
4Q11 FY2011
Effective tax rate, as reported (GAAP) (28.3)% 8.6%
IRS agreement tax provision benefit impact (e) 58.1% 16.1%
Restructuring and related expenses, net of income tax benefit impact (c) N/A 0.2%
Effective tax rate, restructuring and IRS agreement adjusted
29.8% 24.9%
2012 Outlook Metrics
Revenue change (GAAP) 4% 6%
Foreign currency translation impact (f) 2% 2%
Revenue change, constant currency adjusted 6% 8%
Operating income margin (GAAP) 25%
TGBP intergration expense impact (g) 1%
Operating income margin, TGBP integration expense adjusted 26%
Operating income margin (GAAP) 25%
Depreciation and amortization impact (d) 4%
EBITDA margin (d) 29%
TGBP integration expense impact (g) 1%
EBITDA margin, TGBP integration expense adjusted 30%
1.65 $          1.70 $
0.05 0.05
1.70 $          1.75 $
1.0 $            1.1 $
0.2 0.2
1.2 $            1.3 $
Range
Range
Range
EPS guidance (GAAP) ($ - dollars)

TGBP integration expense impact, net of tax benefit (g) ($ - dollars)
EPS guidance, TGBP integration expense adjusted ($ - dollars)

Operating cash flow (GAAP) ($ - billions)
IRS agreement impact (e) ($ - billions)
Operating cash flow, IRS agreement adjusted ($ - billions)

Footnote explanations

Non-GAAP related notes:
(a)
(b)
(c)
(d)
(e)
(f)
(g) Travelex Global Business Payments integration expense consists primarily of severance and other benefits, retention, direct and incremental expense consisting of facility relocation, consolidation and closures; IT systems integration; and other expenses such as training, travel and professional fees.  Integration expense does not include costs related to the completion of the Travelex Global Business Payments acquisition.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) results from taking operating income and adjusting for depreciation and amortization expenses. EBITDA results provide an additional performance measurement calculation which helps neutralize the income statement effect of assets acquired in prior periods.
Represents the impact from the one-time tax benefit due to the agreement with the IRS resolving issues related to the restructuring of our international operations in 2003 of $204.7 million.  Additionally, represents the impact of the anticipated tax payments in 2012 of approximately $200 million primarily related to the agreement with the IRS discussed above.
Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
Restructuring and related expenses consist of direct and incremental expenses including the impact from fluctuations in exchange rates associated with restructuring and related activities, consisting of severance, outplacement and other related benefits; facility closure and migration of the Company's IT infrastructure; and other expenses related to the relocation of various operations to new or existing Company facilities and third-party providers, including hiring, training, relocation, travel, and professional fees. Also included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and the acceleration of depreciation and amortization. Restructuring and related expenses were not allocated to the segments.
Represents the incremental impact, including the impact from fluctuations in exchange rates, when applicable, of Travelex Global Business Payments ("TGBP") on consolidated revenue.